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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                FORM 8-K/A No. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 29, 2001



                              ORGANITECH USA, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


               Delaware                      00-22151             93-0969365
     (State or Other Jurisdiction          (Commission         (I.R.S. Employer
           of Incorporation)               File Number)      Identification No.)


                              Technion Science Park
                          Nesher, Israel 36601, Israel
                    (Address of principal executive offices)


                                 972-4-830-8320
              (Registrant's telephone number, including area code)






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Item 4.  Changes in Registrant's Certifying Accountant.

                  (a)   Previous Independent Accountants.

                  (i) On March 3, 2001, Varma & Associates ("Varma") was dismissed as independent auditor for Organitech USA, Inc. (the "Company");

                  (ii) Varma's report on the financial statements of the Company for the fiscal year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. Varma did not issue a report on the financial statements of the Company for the fiscal year ended December 31, 2000; rather, the new independent accountant, KPMG, Somekh Chaikin, issued a report for the Company for the fiscal year ended December 31, 2000.

                  (iii) The Company's Board of Directors approved the change in accountants; and

                  (iv) There have been no disagreements between the Company and Varma on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Varma, would have caused Varma to make a reference to the subject matter of the disagreement in connection with its report.

                  (b)   New Independent Accountant.

                  (i) The Company engaged KPMG - Somekh Chaikin, 8 Haneviim Street, Haifa 33501, Israel, as its new independent auditors as of March 29, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)   Exhibits.

                        Exhibit 16.1 - Letter from Varma & Associates regarding change in certifying accountant.



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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     ORGANITECH USA, INC.


Date: August 7, 2001                                 By:   /s/ Lior Hessel
                                                           ---------------------
                                                           Lior Hessel, CEO